Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
15-May-00

Collection Period                                             April 2, 2000                  to                  May 1, 2000
Determination Date                                             May 10, 2000
Distribution Date                                              May 15, 2000

Available Amounts
-----------------
           Scheduled Payments plus Payaheads, net of Excluded Amounts                       10,514,293.49
           Prepayment Amounts                                                                2,727,534.31
           Recoveries                                                                                0.00
           Investment Earnings on Collection Account and Reserve Fund                           37,693.67
           Late Charges                                                                         19,454.13
           Servicer Advances                                                                         0.00

           Total Available Amounts                                                          13,298,975.60
           -----------------------                                                          -------------

Payments on Distribution Date
-----------------------------

   (A)**   Trustee Fees (only applicable pursuant to an Event of Default)                            0.00

    (A)    Unreimbursed Servicer Advances to the Servicer                                            0.00

    (B)    Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                      0.00

    (C)    Interest due to Class A-1 Notes                                                     288,953.86

    (D)    Interest due to Class A-2 Notes                                                     419,782.58

    (E)    Interest due to Class A-3 Notes                                                     584,443.67

    (F)    Interest due to Class A-4 Notes                                                     380,594.75

    (G)    Interest due to Class B Notes                                                        23,251.53

    (H)    Interest due to Class C Notes                                                        23,724.67

    (I)    Interest due to Class D Notes                                                        40,068.33

    (J)    Interest due to Class E Notes                                                        25,765.94

    (K)    Class A-1 Principal Payment Amount                                               10,746,023.91

    (L)    Class A-2 Principal Payment Amount                                                        0.00

    (M)    Class A-3 Principal Payment Amount                                                        0.00

    (N)    Class A-4 Principal Payment Amount                                                        0.00

    (O)    Class B Principal Payment Amount                                                    142,899.27

    (P)    Class C Principal Payment Amount                                                    142,899.27

    (Q)    Class D Principal Payment Amount                                                    228,638.83

    (R)    Class E Principal Payment Amount                                                    114,319.40

    (S)    Additional Principal to Class A-1 Notes                                                   0.00

    (T)    Additional Principal to Class A-2 Notes                                                   0.00

    (U)    Additional Principal to Class A-3 Notes                                                   0.00

    (V)    Additional Principal to Class A-4 Notes                                                   0.00

    (W)    Additional Principal to Class B Notes                                                     0.00

    (X)    Additional Principal to Class C Notes                                                     0.00

    (Y)    Additional Principal to Class D Notes                                                     0.00

    (Z)    Additional Principal to Class E Notes                                                     0.00

    (AA)   Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                    108,146.64
    (AB)   Deposit to the Reserve Fund                                                          29,462.95
    (AC)   Excess to Certificateholder                                                               0.00

           Total distributions to Noteholders and Certificateholders                        13,298,975.60
           ---------------------------------------------------------                        -------------

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------
                    Trustee fees due on Distribution Date                                              0.00


Unreimbursed Servicer Advances
------------------------------
                    Unreimbursed Servicer Advances                                                     0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

        (i)         Servicing Fee Percentage                                                           0.40%
        (ii)        ADCB of Contract Pool as of the 1st day of the Collection Period         324,439,928.52
       (iii)        Servicing Fee ( ( (i) / 12 ) x (ii) )                                              0.00
        (iv)        Servicing Fee accrued but not paid in prior periods                                0.00
                    Total Servicing Fee due and accrued ( (iii) + (iv) )                               0.00
                    Servicing Fee carried forward                                                      0.00

                    Monthly Servicing Fee distributed                                                  0.00


Class A-1 Interest Schedule
---------------------------

                    Opening Class A-1 principal balance                                       54,748,994.81
                    Class A-1 Interest Rate                                                         6.12905%
                    Number of days in Accrual Period                                                     31
                    Current Class A-1 interest due                                               288,953.86
                    Class A-1 interest accrued but not paid in prior periods                           0.00
                    Total Class A-1 interest due                                                 288,953.86
                    Class A-1 interest carried forward                                                 0.00

                    Class A-1 interest distribution                                              288,953.86


Class A-2 Interest Schedule
---------------------------

                    Opening Class A-2 principal balance                                       77,498,323.00
                    Class A-2 Interest Rate                                                         6.50000%
                    Current Class A-2 interest due                                               419,782.58
                    Class A-2 interest accrued but not paid in prior periods                           0.00
                    Total Class A-2 interest due                                                 419,782.58
                    Class A-2 interest carried forward                                                 0.00

                    Class A-2 interest distribution                                              419,782.58


Class A-3 Interest Schedule
---------------------------

                    Opening Class A-3 principal balance                                      105,463,520.00
                    Class A-3 Interest Rate                                                         6.65000%
                    Current Class A-3 interest due                                               584,443.67
                    Class A-3 interest accrued but not paid in prior periods                           0.00
                    Total Class A-3 interest due                                                 584,443.67
                    Class A-3 interest carried forward                                                 0.00

                    Class A-3 interest distribution                                              584,443.67


Class A-4 Interest Schedule
---------------------------

                    Opening Class A-4 principal balance                                       67,262,695.00
                    Class A-4 Interest Rate                                                         6.79000%
                    Current Class A-4 interest due                                               380,594.75
                    Class A-4 interest accrued but not paid in prior periods                              -
                    Total Class A-4 interest due                                                 380,594.75
                    Class A-4 interest carried forward                                                    -

                    Class A-4 interest distribution                                              380,594.75

Class B Interest Schedule
-------------------------

                    Opening Class B principal balance                                          4,055,499.48
                    Class B Interest Rate                                                           6.88000%
                    Current Class B interest due                                                  23,251.53
                    Class B interest accrued but not paid in prior periods                                -

                    Total Class B interest due                                                    23,251.53

                    Class B interest carried forward                                                      -

                    Class B interest distribution                                                 23,251.53

Class C Interest Schedule
-------------------------
                    Opening Class C principal balance                                          4,055,499.48
                    Class C Interest Rate                                                           7.02000%
                    Current Class C interest due                                                  23,724.67
                    Class C interest accrued but not paid in prior periods                                -
                    Total Class C interest due                                                    23,724.67
                    Class C interest carried forward                                                      -

                    Class C interest distribution                                                 23,724.67

Class D Interest Schedule
-------------------------

                    Opening Class D principal balance                                          6,488,798.99
                    Class D Interest Rate                                                           7.41000%
                    Current Class D interest due                                                  40,068.33
                    Class D interest accrued but not paid in prior periods                             0.00
                    Total Class D interest due                                                    40,068.33
                    Class D interest carried forward                                                   0.00

                    Class D interest distribution                                                 40,068.33

Class E Interest Schedule
-------------------------
                                                                                               3,244,399.05
                    Opening Class E principal balance                                               9.53000%
                    Class E Interest Rate                                                         25,765.94
                    Current Class E interest due
                    Class E interest accrued but not paid in prior periods                             0.00
                    Total Class E interest due                                                    25,765.94
                    Class E interest carried forward                                                   0.00

                    Class E interest distribution                                                 25,765.94


Class A-1 Principal Schedule                                                                January 6, 2001
----------------------------                                                                  54,748,994.81

                    Class A-1 Maturity Date                                                  324,439,928.52
        (i)         Opening Class A-1 principal balance                                      313,007,988.19
        (ii)        Aggregate outstanding principal of Notes plus Overcollateralization       11,431,940.33
                     Balance
       (iii)        ADCB as of last day of the Collection Period                              10,746,023.91
                    Monthly Principal Amount ( (ii) - (iii) )                                 10,746,023.91
        (iv)        Class A-1 Principal Payment Amount                                        10,746,023.91
                    Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                     0.00
                    Class A-1 Principal Payment Amount distribution
                    Principal carryforward Class A-1                                          44,002,970.90

                    Class A-1 Principal Balance after current distribution

Class A Principal Payment Amount
--------------------------------

        (i)         Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal      304,973,532.81
                     Amount
        (ii)        Class A Target Investor Principal Amount (94.0% * ending ADCB)           294,227,508.90
                    Class A Principal Payment Amount                                          10,746,023.91
                    Funds available for distribution after Class A-1 distribution                766,366.36

Class A-2 Principal Schedule
----------------------------

                    Opening Class A-2 principal balance                                       77,498,323.00
                    Class A-2 Principal Payment Amount                                                 0.00
                    Class A-2 Principal Payment Amount distribution                                    0.00
                    Principal carryforward Class A-2                                                   0.00

                    Class A-2 principal balance after current distribution                    77,498,323.00

Class A-3 Principal Schedule
----------------------------
                    Opening Class A-3 principal balance                                      105,463,520.00
                    Class A-3 Principal Payment Amount                                                 0.00
                    Class A-3 Principal Payment Amount distribution                                    0.00
                    Principal carryforward Class A-3                                                   0.00

                    Class A-3 principal balance after current distribution                   105,463,520.00


Class A-4 Principal Schedule
----------------------------

                    Opening Class A-4 principal balance                                       67,262,695.00
                    Class A-4 Principal Payment Amount                                                 0.00
                    Class A-4 Principal Payment Amount distribution                                    0.00
                    Principal carryforward Class A-4                                                   0.00

                    Class A-4 principal balance after current distribution                    67,262,695.00


Class B Principal Schedule
--------------------------

                    Opening Class B principal balance                                          4,055,499.48
                    Class B Target Investor Principal Amount (1.25% * ending ADCB)             3,912,600.21
                    Class B Floor                                                             (8,611,515.08)
                    Class B Principal Payment Amount due                                         142,899.27
                    Class B Principal Payment Amount distribution                                142,899.27
                    Principal carryforward Class B                                                     0.00

                    Class B principal balance after current distribution                       3,912,600.21

Class C Principal Schedule
--------------------------

                    Opening Class C principal balance                                          4,055,499.48
                    Class C Target Investor Principal Amount (1.25% * ending ADCB)             3,912,600.21
                    Class C Floor                                                             (5,972,553.34)
                    Class C Principal Payment Amount due                                         142,899.27
                    Class C Principal Payment Amount distribution                                142,899.27
                    Principal carryforward Class C                                                     0.00

                    Class C principal balance after current distribution                       3,912,600.21

Class D Principal Schedule
--------------------------

                    Opening Class D principal balance                                          6,488,798.99
                    Class D Target Investor Principal Amount (2.00% * ending ADCB)             6,260,160.16
                    Class D Floor                                                               (900,292.09)
                    Class D Principal Payment Amount due                                         228,638.83
                    Class D Principal Payment Amount distribution                                228,638.83
                    Principal carryforward Class D                                                     0.00

                    Class D principal balance after current distribution                       6,260,160.16

Class E Principal Schedule
--------------------------

                    Opening Class E principal balance                                          3,244,399.05
                    Class E Target Investor Principal Amount (1.00% * ending ADCB)             3,130,079.65
                    Class E Floor                                                                 77,646.58
                    Class E Principal Payment Amount due                                         114,319.40
                    Class E Principal Payment Amount distribution                                114,319.40
                    Principal carryforward Class E                                                     0.00

                    Class E principal balance after current distribution                       3,130,079.65

Additional Principal Schedule
-----------------------------

          Floors applicable (Yes/No)                                                                                             No
          Monthly Principal Amount                                                                                    11,431,940.33
          Sum of Principal Payments payable on all classes                                                            11,374,780.68
          Additional Principal payable                                                                                         0.00
          Additional Principal available, if payable                                                                           0.00

          Class A-1 Additional Principal allocation                                                                            0.00
          Class A-1 principal balance after current distribution                                                      44,002,970.90

          Class A-2 Additional Principal allocation                                                                            0.00
          Class A-2 principal balance after current distribution                                                      77,498,323.00

          Class A-3 Additional Principal allocation                                                                            0.00
          Class A-3 principal balance after current distribution                                                     105,463,520.00

          Class A-4 Additional Principal allocation                                                                            0.00
          Class A-4 principal balance after current distribution                                                      67,262,695.00

          Class B Additional Principal allocation                                                                              0.00
          Class B principal balance after current distribution                                                         3,912,600.21

          Class C Additional Principal allocation                                                                              0.00
          Class C principal balance after current distribution                                                         3,912,600.21

          Class D Additional Principal allocation                                                                              0.00
          Class D principal balance after current distribution                                                         6,260,160.16

          Class E Additional Principal allocation                                                                              0.00
          Class E principal balance after current distribution                                                         3,130,079.65

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

    (i)   Servicing Fee Percentage                                                                                             0.40%
    (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                                           324,439,928.52
    (iii) Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                                     108,146.64

    (iv)  Servicing Fee accrued but not paid in prior periods                                                                  0.00

          Total Servicing Fee due and accrued ( (iii) + (iv) )                                                           108,146.64

          Servicing Fee carried forward                                                                                        0.00


          Monthly Servicing Fee distributed                                                                              108,146.64


Reserve Fund Schedule
---------------------

          Initial ADCB                                                                                               365,558,126.61
          10% of Initial ADCB                                                                                         36,555,812.66

          Outstanding Principal Amount of the Notes as of the preceding Distribution Date                            322,817,729.81

          ADCB as of the end of the Collection Period                                                                313,007,988.19
          Required Reserve Amount (beginning of the period aggregate note balances * 0.70%)                            2,259,724.11
          Prior month Reserve Fund balance                                                                               883,138.88
          Deposit to Reserve Fund - excess funds                                                                          29,462.95
          Interim Reserve Fund Balance                                                                                   912,601.83
          Current period draw on Reserve Fund for Reserve Interest Payments                                                    0.00
          Current period draw on Reserve Fund for Reserve Principal Payments                                                   0.00
          Excess to Certificateholder                                                                                          0.00
          Ending Reserve Fund balance                                                                                    912,601.83

          Reserve Fund balance as a percentage of aggregate note balances as of the first day of the Collection Period         0.28%
          Investment Earnings on Reserve Account                                                                          17,293.07

Heller Equipment Asset Receivables Trust 1999-2
================================================================================
Heller Financial, Inc.
Monthly Report - Note Factors

          Class A-1
          ---------
          Class A-1 principal balance                                                                                 44,002,970.90
          Initial Class A-1 principal balance                                                                         93,400,101.00

          Note factor                                                                                                   0.471123376


          Class A-2
          ---------
          Class A-2 principal balance                                                                                 77,498,323.00
          Initial Class A-2 principal balance                                                                         77,498,323.00

          Note factor                                                                                                   1.000000000


          Class A-3
          ---------
          Class A-3 principal balance                                                                                105,463,520.00
          Initial Class A-3 principal balance                                                                        105,463,520.00

          Note factor                                                                                                   1.000000000


          Class A-4
          ---------
          Class A-4 principal balance                                                                                 67,262,695.00
          Initial Class A-4 principal balance                                                                         67,262,695.00

          Note factor                                                                                                   1.000000000


          Class B
          -------
          Class B principal balance                                                                                    3,912,600.21
          Initial Class B principal balance                                                                            4,569,477.00

          Note factor                                                                                                   0.856246833


          Class C
          -------
          Class C principal balance                                                                                    3,912,600.21
          Initial Class C principal balance                                                                            4,569,477.00

          Note factor                                                                                                   0.856246833


          Class D
          -------
          Class D principal balance                                                                                    6,260,160.16
          Initial Class D principal balance                                                                            7,311,163.00

          Note factor                                                                                                   0.856246832


          Class E
          -------
          Class E principal balance                                                                                    3,130,079.65
          Initial Class E principal balance                                                                            3,655,581.00

                    Note factor                                                                                         0.856246832

Heller Equipment Asset Receivables Trust 1999-2
================================================================================
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------
    (i)   Outstanding Principal Amount of the Notes as of the preceding Distribution Date                            322,817,729.81
    (ii)  Overcollateralization Balance as of the preceding Distribution Date                                          1,622,198.71
    (iii) Monthly Principal Amount                                                                                    11,431,940.33
    (iv)  Available Amounts remaining after the payment of interest                                                   11,512,390.27
    (v)   ADCB as of the end of the Collection Period                                                                313,007,988.19
          Cumulative Loss Amount                                                                                               0.00

Class B Floor Calculation
-------------------------

          Class B Floor percentage                                                                                           1.8600%
          Initial ADCB                                                                                               365,558,126.61
          Cumulative Loss Amount for current period                                                                            0.00
          Sum of Outstanding Principal Amount of Class C Notes, Class D Notes, Class E Notes and
          Overcollateralization Balance                                                                               15,410,896.26
          Class B Floor                                                                                               (8,611,515.08)

Class C Floor Calculation
-------------------------

          Class C Floor percentage                                                                                           1.4725%
          Initial ADCB                                                                                               365,558,126.61
          Cumulative Loss Amount for current period                                                                            0.00
          Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and Overcollateralization
          Balance                                                                                                     11,355,396.75
          Class C Floor                                                                                               (5,972,553.34)

Class D Floor Calculation
-------------------------

          Class D Floor percentage                                                                                           1.0850%
          Initial ADCB                                                                                               365,558,126.61
          Cumulative Loss Amount for current period                                                                            0.00
          Sum of Outstanding Principal Amount of Class E Notes and Overcollateralization Balance                       4,866,597.76
          Class D Floor                                                                                                 (900,292.09)

Class E Floor Calculation
-------------------------

          Class E Floor percentage                                                                                           0.4650%
          Initial ADCB                                                                                               365,558,126.61
          Cumulative Loss Amount for current period                                                                            0.00
          Overcollateralization Balance                                                                                1,622,198.71
          Class E Floor                                                                                                   77,646.58

Heller Financial, Inc. is the Servicer (Yes/No)                                                                                 Yes

An Event of Default has occurred (Yes/No)                                                                                        No

10% Substitution Limit Calculation
----------------------------------

          ADCB as of the Cut-off Date:                                                                               365,558,126.61

          Cumulative DCB of Substitute Contracts replacing materially modified contracts                                          0
          Percentage of Substitute Contracts replacing materially modified contracts                                              0

          Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                   No

5% Skipped Payment Limit Calculation
------------------------------------

          The percent of contracts with Skipped Payment modifications                                                             0
          The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                       No
          Any Skipped Payments have been deferred later than January 1, 2006                                                    N/A

Heller Equipment Asset Receivables Trust 1999-2
================================================================================
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                                                                    324,439,928.52
          Principal collections                                                                                       (8,580,861.99)
          Prepayment Amounts                                                                                          (2,711,457.63)
          Defaulted Contracts                                                                                           (164,341.52)
          Change in payaheads                                                                                             24,720.81
          Other items including Substitutions and Repurchases                                                                  0.00
ADCB as of the last day of the Collection Period                                                                     313,007,988.19

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                            164,341.52
Number of Contracts that became Defaulted Contracts during the period                                                             1
Defaulted Contracts as a percentage of ADCB (annualized)                                                                       0.63%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                             2,711,457.63
Number of Prepaid Contracts as of the last day of the Collection Period                                                           3

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                           0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                        0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                    0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                          0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                               0.00

Cumulative Servicer Advances paid by the Servicer                                                                      9,653,729.92
Cumulative reimbursed Servicer Advances                                                                                9,653,729.92

Delinquencies and Losses                                   Dollars                                             Percent
------------------------                                   -------                                             -------
          Current                                         296,178,523.32                                            94.62%
          31-60 days past due                               7,633,766.41                                             2.44%
          61-90 days past due                               6,800,826.25                                             2.17%
          Over 90 days past due                             2,394,872.21                                             0.77%
          Total                                           313,007,988.19                                           100.00%

          31+ days past due                                16,829,464.87                                             5.38%

    (i)   Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)                                       231,063.94
    (ii)  Cumulative Recoveries realized on Defaulted Contracts                                                                0.00
          Cumulative net losses to date ( (i) - (ii) )                                                                   231,063.94
          Cumulative net losses as a percentage of the initial ADCB                                                            0.06%